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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 2015

Table of Contents
ALGER GLOBAL GROWTH FUND
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	9
Portfolio Summary (Unaudited)	11
Schedule of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	41
Additional Information (Unaudited)	42

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Shareholders' Letter

October 31, 2015

Dear Shareholders,

The Importance of a Differentiated Perspective when Investing
In the aftermath of the market lows of March of 2009, commentators frequently warned that United States equities were overdue for a catastrophic correction. In past commentaries and shareholder letters, however, I have maintained that U.S. equities had strong potential for generating gains, and as we have seen in the ensuing timeframe, U.S. equities have been one of the strongest performing asset classes. We continue to believe that U.S. equities offer attractive return potential and have appealing risk and reward dynamics. We believe that an expanding U.S. economy, improving corporate fundamentals, strong company management, and various international developments are likely to support equities. At the same time, we have maintained that market dips would be opportunities for buying U.S. equities at attractive valuations. We believe, the pundits have been wrong, and continue to be wrong, in succumbing to a myopic view of market disruptions. This shortsightedness, which we believe still exists today, is something that Alger’s analysts are trained to avoid.

From the market low of 2009 to October 31, 2015, the S&P 500 index had a cumulative return of 250%. For the 12-month reporting period ended October 31 of this year, the S&P
500 generated a 5.20% gain. During the reporting period, market dips were attractive buying opportunities, especially late in the summer, when the S&P rallied more than 10% from the late August market low until the end of the reporting period. Foreign equity markets, however, have been challenging. For the reporting period, the MSCI ACWI ex USA Index generated a -4.26% return and the MSCI Emerging Markets Index declined 14.26%. We continue to believe, however, that foreign equities have potential for generating gains over the long term, although periods of substantial volatility will occur.

In this letter, I explain why events in the U.S. and abroad didn’t cause us to change our outlook and how our in-depth research of industries and individual companies supported our firm’s differentiated view of equities even as commentators increasingly opined that markets would collapse.

Navigating Market Risk
Alger analysts focus on fundamental, research-driven stock selection and they specialize in covering specific industries, which helps our firm keep domestic and global economic changes and other developments in perspective. Alger’s analysts assess which companies are likely to benefit from dynamic change and which companies are likely to fail to take advantage of change. This philosophy, in place now for 51 years, has been our guiding principle. In addition, our perspective isn’t limited to U.S. equities. Indeed, research from our emerging markets and international teams helps our firm assess large-scale trends that often drive equity markets across the globe.

Alger Research and U.S. Markets
Our perspective on declining energy prices is an example of how we assess rapid and large-
scale changes that frequently reshape the business landscape. During the reporting period, declining oil and natural gas prices created fear that energy companies would experience sharp declines in revenues and earnings and curtail capital expenditures. At times, investors feared that the reduction in capital expenditures would also stymie economic growth or at least extend to companies that serve the energy sector. We acknowledged that those concerns were valid and we have, in fact, seen substantial declines in revenues for many industrial and energy companies. Yet, throughout the reporting period, we emphasized that low fuel prices would have a net positive impact for U.S. companies and lead to, among other things, steady job creation that would help stimulate the U.S. economy by supporting consumer spending.
All this while lower energy prices would help reduce corporate operating costs, especially for airlines, cruise ship operators, ink producers, paint manufacturers, and specialty chemical providers.

Our belief in a potential shift in consumer spending was realized. During the 12-month reporting period ended October 31, a significant decline in Americans’ spending on fuel occurred while sales at retailers, excluding gasoline stations, climbed at a substantial rate of
4.9%, according to the U.S. Census Bureau. As a fundamental, bottom-up investment firm, we used our knowledge of individual companies and industries to assess which corporations had the strongest potential for benefiting from increasing consumer spending. Among retailers, we continued to believe that leading online stores would benefit not only from increasing consumer spending but also from capturing market share from traditional brick and mortar companies.

The Web of Global Economics, the Federal Reserve, and Corporate Earnings
From a broader perspective, a mishmash of global and domestic developments drove market volatility.As concerns that corporate earnings would be hurt by declining oil prices strengthened, investors grew fearful that both a strengthening U.S. dollar and a slowdown in economic growth in various countries, including China and Brazil, would curtail our country’s exports. In addition, the value of U.S. multinationals’ foreign earnings could be crimped when repatriated, thanks to the strong U.S. dollar. In Europe, fears over Greece’s debt crisis festered along with concerns that an embargo targeting Russia in response to the country’s intervention in the Ukraine would further hinder eurozone growth. Against that backdrop, economic growth in the U.S. drove speculation that the Federal Reserve would raise interest rates, thereby providing a headwind for both the economy and corporate earnings. Fear continued in the late summer when China changed the onshore yuan’s daily fixing calculation, which resulted in currency devaluation and misguided speculation that the moderation of the country’s economic growth was worse than feared. Without a doubt, those issues created a smorgasbord of fears for the financial press and pundits who increasingly forecasted gloom and doom. As those events unfolded, however, we urged investors to avoid overreacting to short-term disruptions and, when possible, to buy U.S.
equities during market dips.

Our Optimistic Perspective
For Alger, our best thinking comes not from listening to pundits, but instead from the collective efforts of our more than 40-person investment team. We focus our efforts on developing our research, improving our analysis, and understanding how change will impact businesses. During the reporting period, we continued to serve our clients by searching for companies across the globe with attractive potential for growing their earnings. We reasoned that certain fears that fueled negative views of U.S. equities also created potential opportunities and that “headline” developments were not as bad as some believed.

With China, we continued to believe that the country’s central bank, the People’s Bank of
China, was willing to provide additional stimulus if needed and that the country’s economy was heading for a soft landing. Since starting its easing cycle in November of 2014, the bank has lowered interest rates six times. It has also lowered banking reserve requirements.
China is also working to increase the role of both domestic consumption and its service industry in fostering economic growth while the country continues to improve its global trading infrastructure with programs such as “One Belt, One Road” and “Made in China
2025.” For the third quarter, China’s GDP grew 6.9% from the year earlier, which fell short of the country’s goal of 7.0%. Other data, however, have been encouraging, including an
8.4% growth rate for the country’s service sector during the first nine months of the year.

We also held to our belief that central banks for Japan and the eurozone would continue with stimulus programs, including asset purchases, or quantitative easing. While Japan’s GDP declined marginally in the second and third quarters, we remained optimistic that stimulus, currency weakness, and other developments such as growing corporate activism would eventually drive expansion. Regarding the eurozone, we have maintained that conditions, while not likely to rapidly improve, would not worsen drastically. Encouragingly, for the second quarter of 2015, its economy expanded at a slow, but nevertheless positive, 1.5%
year-on-year rate.

During the reporting period, we also maintained that volatility in equities across the globe was a result of investors overreacting to the potential for the Federal Reserve to raise interest rates. We maintained that with low and sometimes negative debt yields in certain countries, foreign investors have been flocking to U.S. bonds, which could help keep interest rates low even as the Fed increases its benchmark rate. In our opinion, Fed rate increases, furthermore, are likely to be gradual and modest.

Looking abroad, we continued to maintain that emerging markets and other non-U.S.
equities offered potential for attractive gains. With emerging market equities, furthermore, we have maintained that valuations are highly attractive with the asset class trading at an approximately 30% discount to stocks of developed markets.

The U.S. Economy and Corporate Fundamentals
Our optimism is based, in part, on the growing strength of the U.S. economy and the strength of fundamentals among domestic businesses. Americans’ finances have been strengthening with the national savings rate running at nearly 5.0%, which is higher than the approximately 3% pace that existed prior to the financial crisis. At the same time, Americans’
debt service burden is relatively low at 10.1% of disposable personal income compared to the 11.4% average since 1980 and the peak of more than 13% at the end of 2007. While job growth has been slow, the country has added jobs every month since October of 2010 and the seasonally adjusted unemployment rate has fallen from a post-financial crisis high of 10.0% to only 5.1%. With more Americans working and personal finances improving, individuals are likely to increase their spending, which could support both economic growth and corporate earnings.

Strength in the real estate market has also continued. The National Association of Home
Builders Housing Market Index, which measures sentiment toward the real estate market among builders, climbed 10 points year over year to 64 for October. At the same time, housing prices have climbed, with existing home prices up 6.2% year over year in September.

Housing starts, which are still below historical averages, have been strengthening and have reached an annualized rate of 1.2 million units. The combination of increasing prices and below-average housing starts implies that the real estate recovery has considerable potential for strengthening. In addition to the real estate recovery creating new construction jobs and supporting industries that provide trucks, equipment, and home building materials, the resulting higher home prices can help make Americans feel richer and thereby support consumer spending.

Other economic indicators are encouraging. According to the Institute for Supply
Management, economic activity among manufacturers has increased for 34 consecutive months. Capital expenditures in the U.S., furthermore, have increased at an average rate of
3.25% this year despite energy companies tightening their belts. The current spending rate is below historical averages, suggesting that potential exists for businesses to further increase capital outlays. In a similar manner, spending on research and development among S&P
500 companies has surged, setting a 10-year record at $54.4 billion in the second quarter, according to FactSet Research Systems Inc.

Finally, corporate fundamentals are strong with S&P 500 ex-energy earnings expected to grow at a high single-digit annualized rate this year after stripping out the impact of currency exchange rates. With strong fundamentals, corporations are continuing to grow their cash balances. At the end of the second quarter, S&P 500 companies (not including financials)
held $1.43 trillion in cash, up 5.5% year over year and 3.9% quarter over quarter, according to FactSet. High cash balances and strong fundamentals are allowing corporations to return capital to investors at an impressive rate, with dividends and stock buybacks expected to total $1 trillion this year, which would be an all-time record and a $64 billion increase from last year, according to S&P Capital IQ. Mergers and acquisitions are also continuing at a brisk pace.

The Road Ahead
We have learned in our 51 years of history that "good” television and “good” press are fueled most easily by talking heads who forecast doom and gloom for financial markets. Fortunately, we have also learned that the best research is done not by reading the newspaper or watching television, but instead by doing the hard work of talking to company management, reading voluminous company filings, understanding how a company drives revenue and profit growth, and most importantly, by believing what our research and analysis indicates. It is also important to have conviction that allows us to look through the next three months and to predict what the future truly holds for a company, industry, or sector. We maintain that well-managed companies that can capture market share with compelling products and services have potential over the long run for generating attractive returns and are best suited for weathering periods of market volatility. At Alger, we will continue to use our time-tested and research-driven investment strategy to find companies, whether in the U.S. or not, that we believe have the most potential for generating strong returns over time for our clients.

Portfolio Matters
The Alger Global Growth Fund returned -0.67% for the fiscal 12-month period ended
October 31, 2015, compared to the 0.50% return of the MSCI ACWI Index.

During the period, the largest sector weightings were Information Technology and
Financials. The largest sector overweight was Information Technology and the largest sector underweight was Financials. Relative outperformance in the Materials and Utilities sectors was the most important contributor to performance, while Consumer Discretionary and
Health Care detracted from results.

For the reporting period, stock selection resulted in holdings in China, Brazil, and the United
Kingdom providing the greatest contribution to relative performance, while India, France, and Japan were among countries that detracted from results.

Among the most important relative contributors were CRRC Corp. Ltd., Cl. H; Facebook,
Inc., Cl. A; Samsung C&T Corp.; Allergan PLC.; and Biogen, Inc. Shares of Facebook
performed strongly after the company reported continued strong user growth and said earnings and operating margins exceeded consensus expectations, with exceptionally strong mobile advertising revenues helping to offset the adverse impact upon foreign revenues of a strong U.S. dollar.

Conversely, detracting from overall results on a relative basis were Tenet Healthcare
Corp.; Anadarko Petroleum Corp.; TPK Holding Co. Ltd.; and Weatherford International
PLC. Shares of luxury-automobile manufacturer Bayerische Motoren Werke AG (BMW)
also detracted from results. Performance of BMW stock weakened late in the reporting period in response to the company’s decelerating sales in China. The country has been the fastest growing and most profitable market for the company during the past five years, but regulations in major cities that seek to improve local air quality have hurt sales. We believe, however, that the Chinese market for BMW has potential for normalizing this year.

On behalf of our 159 employees, I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 index is an unmanaged index generally representative of the
U.S. stock market without regard to company size.
• The MSCI ACWI Index is a free float-adjusted market capitalization weight-
ed index that is designed to measure the equity market performance of de-
veloped and emerging markets.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• FactSet Research Systems Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.

FUND PERFORMANCE AS OF 9/30/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	(12.01)%	2.80%	6.51%	8.26%
Alger Global Growth Class C (Inception 3/3/08)*	(8.81)%	3.14%	6.33%	7.97%
Alger Global Growth Class I (Inception 5/31/13)	(6.98)%	n/a	n/a	6.43%
Alger Global Growth Class Z (Inception 5/31/13)	(6.72)%	n/a	n/a	6.71%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended October 31, 2015. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States.
Its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	(5.88)%	3.27%	7.77%	8.78%
Class C (Inception 3/3/08)*	(2.39)%	3.61%	7.59%	8.50%
MSCI ACWI Index	0.50%	8.26%	6.22%	7.51%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	(0.43)%	n/a	n/a	9.13%
Class Z (Inception 5/31/13)	(0.14)%	n/a	n/a	9.43%
MSCI ACWI Index	0.50%	n/a	n/a	7.41%

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2015 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Belgium	0.3%
Bermuda	0.6
Brazil	0.3
China	3.9
Denmark	0.3
France	1.6
Germany	2.7
Hong Kong	0.8
India	1.3
Italy	0.6
Japan	6.2
Mexico	1.3
Netherlands	2.2
Peru	0.1
Philippines	0.5
Russia	0.5
South Africa	0.5
South Korea	1.2
Switzerland	3.8
United Kingdom	6.3
United States	62.6
Cash and Net Other Assets	2.4
100.0%

† Based on net assets for the Fund

ALGER GLOBAL GROWTH FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—93.4%	SHARES	VALUE
BELGIUM—0.3%
BREWERS—0.3%
Anheuser-Busch InBev NV	750	$89,469
(Cost $86,189)
BERMUDA—0.6%
HOTELS RESORTS & CRUISE LINES—0.6%
Norwegian Cruise Line Holdings Ltd.*	3,000	190,860
(Cost $172,143)
BRAZIL—0.3%
INDUSTRIAL MACHINERY—0.3%
WEG SA	26,700	99,623
(Cost $157,937)
CHINA—3.9%
INDUSTRIAL CONGLOMERATES—0.9%
China Everbright International Ltd.	185,000	297,917
INTERNET SOFTWARE & SERVICES—2.4%
Alibaba Group Holding Ltd.#*	3,772	316,207
Tencent Holdings Ltd.	24,285	456,505
		772,712
LIFE & HEALTH INSURANCE—0.6%
China Life Insurance Co., Ltd.	51,000	183,909
TOTAL CHINA
(Cost $953,760)		1,254,538
DENMARK—0.3%
BIOTECHNOLOGY—0.3%
Bavarian Nordic A/S*	2,800	112,026
(Cost $143,482)
FRANCE—1.6%
BIOTECHNOLOGY—0.2%
DBV Technologies SA#*	1,620	56,166
DIVERSIFIED BANKS—0.9%
BNP Paribas SA	5,000	302,903
INTEGRATED OIL & GAS—0.5%
TOTAL SA	3,500	169,210
TOTAL FRANCE
(Cost $553,859)		528,279
GERMANY—2.7%
AUTOMOBILE MANUFACTURERS—1.2%
Bayerische Motoren Werke AG	1,700	174,081
Daimler AG	2,800	242,732
		416,813
HEALTH CARE SERVICES—0.9%
Fresenius Medical Care AG & Co.	3,300	296,944
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Deutsche Telekom AG	10,648	199,400
TOTAL GERMANY
(Cost $891,558)		913,157

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
HONG KONG—0.8%
ELECTRIC UTILITIES—0.8%
Power Assets Holdings Ltd.	27,000	$268,899
(Cost $254,629)
INDIA—1.3%
AUTO PARTS & EQUIPMENT—0.6%
Motherson Sumi Systems Ltd.	49,802	187,241
DIVERSIFIED BANKS—0.7%
Axis Bank Ltd.	29,508	213,756
TOTAL INDIA
(Cost $482,626)		400,997
ITALY—0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Azimut Holding SpA	7,758	186,552
(Cost $206,445)
JAPAN—6.2%
AUTOMOBILE MANUFACTURERS—1.3%
Toyota Motor Corp.	7,000	428,833
DIVERSIFIED BANKS—1.2%
Japan Post Bank Co., Ltd.*	5,200	62,482
Mitsubishi UFJ Financial Group, Inc.	53,000	342,765
		405,247
DIVERSIFIED REAL ESTATE ACTIVITIES—1.1%
Mitsui Fudosan Co., Ltd.	13,861	377,193
ELECTRONIC COMPONENTS—0.6%
Murata Manufacturing Co., Ltd.	1,451	206,543
ELECTRONIC EQUIPMENT MANUFACTURERS—0.5%
Horiba Ltd.	4,000	157,388
FOOD RETAIL—0.5%
Seven & i Holdings Co., Ltd.	3,900	177,149
LIFE & HEALTH INSURANCE—0.6%
Japan Post Holdings Co., Ltd.*	13,000	150,819
Japan Post Insurance Co., Ltd.*	2,600	47,400
		198,219
TOBACCO—0.4%
Japan Tobacco, Inc.	3,750	129,789
TOTAL JAPAN
(Cost $2,038,443)		2,080,361
MEXICO—1.3%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
Corp Inmobiliaria Vesta SAB de CV	132,105	216,523
GAS UTILITIES—0.6%
Infraestructura Energetica Nova SAB de CV	41,900	201,334
TOTAL MEXICO
(Cost $460,928)		417,857
NETHERLANDS—2.2%
AUTOMOBILE MANUFACTURERS—0.1%
Ferrari NV*	500	25,215
DIVERSIFIED BANKS—0.5%
ING Groep NV	12,000	174,599

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
NETHERLANDS—(CONT.)
PERSONAL PRODUCTS—0.8%
Unilever NV	6,000	$272,509
SEMICONDUCTORS—0.8%
NXP Semiconductors NV*	3,200	250,720
TOTAL NETHERLANDS
(Cost $733,209)		723,043
PERU—0.1%
DIVERSIFIED BANKS—0.1%
Credicorp Ltd.	259	29,314
(Cost $39,108)
PHILIPPINES—0.5%
PACKAGED FOODS & MEATS—0.5%
Universal Robina Corp.	42,440	181,853
(Cost $175,642)
RUSSIA—0.5%
IT CONSULTING & OTHER SERVICES—0.5%
Luxoft Holding, Inc.*	2,585	172,264
(Cost $146,365)
SOUTH AFRICA—0.5%
PHARMACEUTICALS—0.5%
Aspen Pharmacare Holdings Ltd.	7,813	175,299
(Cost $211,907)
SOUTH KOREA—1.2%
INTERNET SOFTWARE & SERVICES—0.6%
NAVER Corp.	370	193,990
SEMICONDUCTORS—0.6%
Samsung Electronics Co., Ltd.	156	186,834
TOTAL SOUTH KOREA
(Cost $415,946)		380,824
SWITZERLAND—3.8%
PACKAGED FOODS & MEATS—1.2%
Nestle SA	5,000	381,677
PHARMACEUTICALS—0.8%
Novartis AG	3,000	271,629
PROPERTY & CASUALTY INSURANCE—1.8%
ACE Ltd.	5,200	590,408
TOTAL SWITZERLAND
(Cost $1,208,705)		1,243,714
UNITED KINGDOM—6.3%
HOUSEHOLD PRODUCTS—1.0%
Reckitt Benckiser Group PLC.	3,474	338,942
INTEGRATED OIL & GAS—0.5%
BP PLC.	26,000	154,478
MULTI-UTILITIES—0.6%
National Grid PLC.	14,000	199,377
PHARMACEUTICALS—2.0%
Shire PLC.	8,500	643,545
TOBACCO—1.5%
British American Tobacco PLC.	8,575	509,305

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED KINGDOM—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—0.7%
Ashtead Group PLC.	16,005	$246,025
TOTAL UNITED KINGDOM
(Cost $1,895,502)		2,091,672
UNITED STATES—58.4%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	1,969	827
AEROSPACE & DEFENSE—0.6%
Honeywell International, Inc.	2,000	206,560
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	2,300	236,946
AIRLINES—0.5%
United Continental Holdings, Inc.*	3,000	180,930
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Ralph Lauren Corp.	1,500	166,155
APPAREL RETAIL—0.6%
VF Corp.	2,900	195,808
BIOTECHNOLOGY—3.2%
Biogen, Inc.*	500	145,255
Celgene Corp.*	900	110,439
Gilead Sciences, Inc.	3,500	378,455
Intercept Pharmaceuticals, Inc.*	400	62,880
Vertex Pharmaceuticals, Inc.*	2,800	349,272
		1,046,301
BREWERS—0.2%
Molson Coors Brewing Co., Cl. B	900	79,290
CABLE & SATELLITE—1.9%
Comcast Corporation, Cl. A	10,150	635,593
CONSTRUCTION MATERIALS—0.8%
Martin Marietta Materials, Inc.	1,000	155,150
Vulcan Materials Co.	1,200	115,896
		271,046
DIVERSIFIED BANKS—1.0%
Wells Fargo & Co.	6,150	332,961
DRUG RETAIL—1.1%
CVS Caremark Corp.	2,000	197,560
Walgreens Boots Alliance, Inc.	1,900	160,892
		358,452
FOOD RETAIL—0.9%
The Kroger Co.	8,000	302,400
GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.	3,500	237,195
HEALTH CARE FACILITIES—1.4%
Amsurg Corp.*	1,500	105,135
HCA Holdings, Inc.*	3,600	247,644
Universal Health Services, Inc., Cl. B	1,000	122,090
		474,869
HOME IMPROVEMENT RETAIL—0.9%
The Home Depot, Inc.	2,300	284,372

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
HOMEBUILDING—1.2%
Toll Brothers, Inc.*	11,400	$410,058
INDUSTRIAL CONGLOMERATES—1.9%
Danaher Corp.	2,200	205,282
General Electric Co.	15,000	433,800
		639,082
INDUSTRIAL MACHINERY—0.8%
Ingersoll-Rand PLC.	4,500	266,670
INTEGRATED OIL & GAS—2.7%
Chevron Corp.	3,000	272,640
Exxon Mobil Corp.	7,700	637,098
		909,738
INTEGRATED TELECOMMUNICATION SERVICES—3.0%
AT&T, Inc.	20,000	670,200
Verizon Communications, Inc.	7,000	328,160
		998,360
INTERNET RETAIL—0.8%
Amazon.com, Inc.*	400	250,360
INTERNET SOFTWARE & SERVICES—4.5%
Alphabet, Inc., Cl. C*	1,001	711,521
Facebook, Inc., Cl. A*	7,500	764,775
Palantir Technologies, Inc., Cl. A*,@	3,176	28,584
		1,504,880
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	7,000	230,790
LIFE SCIENCES TOOLS & SERVICES—0.9%
Illumina, Inc.*	700	100,296
ThermoFisherScientific,Inc.	1,500	196,170
		296,466
MANAGED HEALTH CARE—0.9%
Aetna, Inc.	1,200	137,736
UnitedHealth Group, Inc.	1,300	153,114
		290,850
MULTI-SECTOR HOLDINGS—2.0%
Berkshire Hathaway Inc., Cl. B*	5,000	680,100
MULTI-UTILITIES—1.9%
NiSource, Inc.	12,000	229,920
Sempra Energy	1,000	102,410
WEC Energy Group, Inc.	5,500	283,580
		615,910
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Anadarko Petroleum Corp.	3,800	254,144
Devon Energy Corp.	2,800	117,404
EOG Resources, Inc.	1,000	85,850
		457,398
OTHER DIVERSIFIED FINANCIAL SERVICES—0.8%
Bank of America Corp.	16,000	268,480
PACKAGED FOODS & MEATS—0.3%
The Kraft Heinz Co.	1,200	93,564

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
PHARMACEUTICALS—4.0%
Allergan PLC.*	1,100	$339,317
Bristol-Myers Squibb Co.	7,300	481,435
Pfizer,Inc.	15,000	507,300
		1,328,052
RAILROADS—0.4%
UnionPacificCorp.	1,450	129,558
SECURITY & ALARM SERVICES—0.7%
Tyco International PLC.	6,000	218,640
SEMICONDUCTORS—0.5%
Avago Technologies Ltd.	1,450	178,538
SOFT DRINKS—1.2%
PepsiCo, Inc.	4,000	408,760
SPECIALIZED CONSUMER SERVICES—0.6%
ServiceMaster Global Holdings, Inc.*	6,000	213,900
SPECIALTY CHEMICALS—1.0%
PPG Industries, Inc.	1,400	145,964
The Sherwin-Williams Co.	700	186,781
		332,745
SYSTEMS SOFTWARE—2.9%
Microsoft Corp.	17,500	921,200
TubeMogul, Inc.*	4,500	53,775
		974,975
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.7%
Apple, Inc.	10,300	1,230,850
TOBACCO—1.8%
Altria Group, Inc.	10,000	604,700
TRADING COMPANIES & DISTRIBUTORS—2.2%
HD Supply Holdings, Inc.*	15,000	446,850
United Rentals, Inc.*	3,500	262,010
		708,860
WATER UTILITIES—0.6%
American Water Works Co., Inc.	3,400	195,024
TOTAL UNITED STATES
(Cost $17,666,382)		19,447,013
TOTAL COMMON STOCKS
(Cost $28,894,765)		30,987,614
PREFERRED STOCKS—1.1%	SHARES	VALUE
UNITED STATES—1.1%
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	16,980	7,132
Choicestream, Inc., Cl. B*,@,(a)	36,618	15,379
		22,511
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc.*,@,(a)	33,858	152,361
INTERNET SOFTWARE & SERVICES—0.4%
Palantir Technologies, Inc., Cl. B*,@	12,951	116,559

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Palantir Technologies, Inc., Cl. D*,@	1,687	$15,183
		131,742
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	1,728	65,111
TOTAL UNITED STATES
(Cost $340,540)		371,725
TOTAL PREFERRED STOCKS
(Cost $340,540)		371,725
MASTER LIMITED PARTNERSHIP—0.4%	SHARES	VALUE
UNITED STATES—0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
The Blackstone Group LP.	3,750	123,975
(Cost $124,566)
REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
UNITED STATES—2.5%
MORTGAGE—1.5%
Blackstone Mortgage Trust, Inc., Cl. A	18,500	509,120
RESIDENTIAL—1.0%
AvalonBay Communities, Inc.	1,800	314,694
TOTAL UNITED STATES
(Cost $839,452)		823,814
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $839,452)		823,814
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
UNITED STATES—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	55,986	55,986
(Cost $55,986)
Total Investments
(Cost $30,255,309)(b)	97.6%	32,363,114
Other Assets in Excess of Liabilities	2.4%	793,352
NET ASSETS	100.0%	$33,156,466

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,425,880, amounted to $1,937,234 which consisted of aggregate gross unrealized appreciation of
$3,170,579 and aggregate gross unrealized depreciation of $1,233,345.
* Non-income producing security.

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2015

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	03/14/14	$571	0.00%	$827	0.00%
Choicestream, Inc., Cl. A	12/17/13	13,578	0.03%	7,132	0.02%
Choicestream, Inc., Cl. B	07/10/14	21,971	0.05%	15,379	0.05%
Intarcia Therapeutics, Inc.	03/27/14	55,970	0.14%	65,111	0.19%
JS Kred SPV I, LLC.	06/26/15	55,986	0.15%	55,986	0.17%
Palantir Technologies, Inc., Cl. A	10/07/14	20,666	0.05%	28,584	0.09%
Palantir Technologies, Inc., Cl. B	10/07/14	85,521	0.22%	116,559	0.35%
Palantir Technologies, Inc., Cl. D	10/14/14	11,139	0.03%	15,183	0.05%
Prosetta Biosciences, Inc.	02/06/15	152,361	0.40%	152,361	0.46%
Total				$457,122	1.38%

Industry classifications are unaudited.
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2015

Alger Global Growth
Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$32,187,415
Investmentsinaffiliatedsecurities,atvalue(Identifiedcostbelow)**seeaccompanying
schedules of investments	175,699
Cash and cash equivalents	1,094,357
Foreign cash †	493
Receivable for investment securities sold	522,316
Receivableforsharesofbeneficialinterestsold	56,040
Dividends and interest receivable	53,647
Receivable from Investment Manager	19,744
Prepaid expenses	39,329
Total Assets	34,149,040

LIABILITIES:
Payable for investment securities purchased	838,997
Payableforsharesofbeneficialinterestredeemed	26,759
Accrued investment advisory fees	22,158
Accrued transfer agent fees	28,268
Accrued distribution fees	9,498
Accrued administrative fees	762
Accrued shareholder administrative fees	436
Accrued other expenses	65,696
Total Liabilities	992,574
NET ASSETS	$33,156,466

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	34,409,891
Undistributed net investment income (accumulated loss)	(79,861)
Undistributed net realized gain (accumulated realized loss)	(3,280,048)
Net unrealized appreciation on investments	2,106,484
NET ASSETS	$33,156,466
*Identifiedcost	$30,066,828
**Identifiedcost	$188,481
† Cost of foreign cash	$488
SeeNotestoFinancialStatements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2015 (Continued)

Alger Global Growth
Fund

NET ASSETS BY CLASS:
Class A	$24,269,402
Class C	$4,730,034
Class I	$1,914,289
Class Z	$2,242,741

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,175,017
Class C	240,272
Class I	92,106
Class Z	107,222

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.65
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$21.80
Class C — Net Asset Value Per Share Class C	$19.69
Class I — Net Asset Value Per Share Class I	$20.78
Class Z — Net Asset Value Per Share Class Z	$20.92
SeeNotestoFinancialStatements.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the year ended October 31, 2015

Alger Global Growth
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$524,324
Interest	899
Total Income	525,223

EXPENSES:
Advisory fees — Note 3(a)	293,888
Distribution fees — Note 3(c)
Class A	70,427
Class C	52,960
Class I	4,462
Shareholder administrative fees — Note 3(f)	5,849
Administration fees — Note 3(b)	10,102
Custodian fees	69,510
Interest expenses	17
Transfer agent fees and expenses — Note 3(f)	50,440
Printing fees	29,410
Professional fees	105,737
Registration fees	66,182
Trustee fees — Note 3(g)	5,014
Fund accounting fees	8,785
Miscellaneous	15,092
Total Expenses	787,875
Less, expense reimbursements/waivers — Note 3(a)	(208,941)
Net Expenses	578,934
NET INVESTMENT LOSS	(53,711)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	4,012,449
Net realized (loss) on foreign currency transactions	(16,702)
Net change in unrealized (depreciation) on investments, options and foreign currency	(4,099,404)
Net realized and unrealized (loss) on investments, options, and foreign currency	(103,657)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(157,368)
* Foreign withholding taxes	$17,373
SeeNotestoFinancialStatements.

ALGER GLOBAL GROWTH FUND
Statements of Changes in Net Assets

	Alger Global Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(53,711)	$(65,932)
Net realized gain on investments, options and foreign currency	3,995,747	6,075,693
Net change in unrealized depreciation on investments, options
and foreign currency	(4,099,404)	(1,934,237)
Net increase (decrease) in net assets resulting from operations	(157,368)	4,075,524

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(6,206,766)	(6,551,926)
Class C	(615,958)	12,547
Class I	297,562	196,323
Class Z	950,883	1,202,158
Netdecreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	(5,574,279)	(5,140,898)

RedemptionFees:
Class A	13	25
Total Redemption Fees — Note 6(b)	13	25
Total decrease	(5,731,634)	(1,065,349)

NetAssets:
Beginning of period	38,888,100	39,953,449
END OF PERIOD	$33,156,466	$38,888,100
Undistributed net investment income (accumulated loss)	$(79,861)	$(142,973)
SeeNotestoFinancialStatements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$20.79	$18.76	$15.42	$15.11	$16.74
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.01)	(0.02)	(0.01)	(0.06)	(0.08)
Net realized and unrealized gain (loss)
on investments	(0.13)	2.05	3.41	0.37	(1.55)
Total from investment operations	(0.14)	2.03	3.40	0.31	(1.63)
Dividends from net investment income	–	–	(0.06)	–	–
Net asset value, end of period	$20.65	$20.79	$18.76	$15.42	$15.11
Total return(ii)	(0.67)%	10.82%	22.20%	2.00%	(9.60)%
RATIOS/SUPPLEMENTALDATA:
Net assets, end of period (000's
omitted)	$24,269	$30,542	$33,657	$41,051	$53,311
Ratio of gross expenses to average
net assets	2.03%	1.98%	2.35%	2.29%	2.15%
Ratio of expense reimbursements to
average net assets	(0.53)%	(0.48)%	(0.33)%	–	–
Ratio of net expenses to average net
assets	1.50%	1.50%	2.02%	2.29%	2.15%
Ratio of net investment income (loss) to
average net assets	(0.07)%	(0.08)%	(0.07)%	(0.38)%	(0.49)%
Portfolio turnover rate	143.87%	81.13%	96.45%	84.55%	82.13%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$19.97	$18.15	$14.97	$14.79	$16.50
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.17)	(0.16)	(0.13)	(0.16)	(0.21)
Net realized and unrealized gain (loss)
on investments	(0.11)	1.98	3.31	0.34	(1.50)
Total from investment operations	(0.28)	1.82	3.18	0.18	(1.71)
Net asset value, end of period	$19.69	$19.97	$18.15	$14.97	$14.79
Total return(ii)	(1.40)%	10.03%	21.24%	1.20%	(10.30)%
RATIOS/SUPPLEMENTALDATA:
Net assets, end of period (000's
omitted)	$4,730	$5,392	$4,888	$4,048	$3,678
Ratio of gross expenses to average
net assets	2.80%	2.75%	3.13%	3.06%	2.95%
Ratio of expense reimbursements to
average net assets	(0.55)%	(0.50)%	(0.40)%	–	–
Ratio of net expenses to average net
assets	2.25%	2.25%	2.73%	3.06%	2.95%
Ratio of net investment income (loss) to
average net assets	(0.82)%	(0.83)%	(0.81)%	(1.08)%	(1.26)%
Portfolio turnover rate	143.87%	81.13%	96.45%	84.55%	82.13%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund		Class I
			From 5/31/2013
Year ended		Year ended	(commencement of operations)
10/31/2015		10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.04	0.03	0.03
Net realized and unrealized gain (loss)
on investments	(0.13)	2.06	1.92
Total from investment operations	(0.09)	2.09	1.95
Net asset value, end of period	$20.78	$20.87	$18.78
Total return(iii)	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTALDATA:
Net assets, end of period (000's
omitted)	$1,914	$1,646	$1,296
Ratio of gross expenses to average
net assets	2.02%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.17%	0.17%	0.47%
Portfolio turnover rate	143.87%	81.13%	96.45%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund		Class Z
			From 5/31/2013
	Year ended	Year ended	(commencement of operations)
10/31/2015		10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.09	0.06	0.04
Net realized and unrealized gain (loss)
on investments	(0.12)	2.09	1.93
Total from investment operations	(0.03)	2.15	1.97
Net asset value, end of period	$20.92	$20.95	$18.80
Total return(iii)	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTALDATA:
Net assets, end of period (000's
omitted)	$2,243	$1,308	$112
Ratio of gross expenses to average
net assets	2.20%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	0.44%	0.30%	0.62%
Portfolio turnover rate	143.87%	81.13%	96.45%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment advisor. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Fund declares and pays dividends from net investment income annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2015.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2012-2015.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

actual rate paid as a percentage of average daily net assets, for the year ended October 31,
2015, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Effective May 31, 2015, Alger Management has established expense caps for the share classes, through February 28, 2016, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	FEES WAIVED / REIMBURSED FOR
		CLASS			THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2015
Alger Global Growth Fund	1.50%	2.25%	1.25%	0.99%	$ 208,941

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”
or “Alger Inc.”), were approximately $1,668 and $192 respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the year ended October 31, 2015, the Fund paid Alger Inc.
$19,792 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services. The Fund compensates Alger Management at the annual

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

rate of 0.0165% of the average daily net assets for Class A and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2015, Alger
Management charged back $19,023 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: From November 1, 2014 through February 28, 2015, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Fund’s audit committee received $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee who is not affiliated with Alger
Management or its affiliates receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $24,300 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger Fund Complex.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2015.
During the year ended October 31, 2015, the Fund earned interest income of $14 in connection with interfund loans.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At October 31, 2015, Alger Management and its affiliates owned the following shares of the Fund:

		SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	14,193	—	5,942	5,942

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2015:

	PURCHASES	SALES
Alger Global Growth Fund	$50,556,868	$54,715,034

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the year ended October 31, 2015, the Fund had the following borrowings from its custodian and other funds.

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Growth Fund	$782	2.23%

The highest amount borrowed during the year ended October 31, 2015 for the Fund was as follows:

HIGHEST BORROWING
Alger Global Growth Fund	$157,930

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	33,296	$710,669	74,677	$1,502,003
Shares redeemed	(327,350)	(6,917,422)	(399,902)	(8,053,904)
Net decrease	(294,054)	$(6,206,753)	(325,225)	$(6,551,901)
Class C:
Shares sold	66,823	$1,358,291	21,249	$401,912
Shares redeemed	(96,618)	(1,974,249)	(20,487)	(389,365)
Net increase (decrease)	(29,795)	$(615,958)	762	$12,547
Class I:
Shares sold	27,679	$602,990	14,310	$287,216
Shares redeemed	(14,429)	(305,428)	(4,485)	(90,893)
Net increase	13,250	$297,562	9,825	$196,323
Class Z:
Shares sold	46,485	$988,212	57,442	$1,220,709
Shares redeemed	(1,732)	(37,329)	(915)	(18,551)
Net increase	44,753	$950,883	56,527	$1,202,158

(b) Redemption Fee: Prior to March 1, 2015, the Fund imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. From March 1, 2015, the redemption fee was no longer imposed. The fees retained by the Fund are included as paid-in capital on the accompanying Statement of Assets and Liabilities.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2015	OCTOBER 31, 2014
Alger Global Growth Fund
Distributionspaidfrom:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2015 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(3,106,671)
Late year ordinary income losses	(83,545)
Net unrealized appreciation	1,936,791
Total accumulated losses	$(1,253,425)

At October 31, 2015, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,106,671 which expires in 2017. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2015 the Fund utilized $4,081,052 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive Foreign Investment Companies, and partnership basis adjustments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2015:

Alger Global Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$116,823
Accumulated net realized gain (accumulated realized loss)	$(46,182)
Paid-in Capital	$(70,641)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,643,230	$2,609,516	$1,032,887	$827
Consumer Staples	3,927,859	1,847,166	2,080,693	—
Energy	1,690,824	1,367,136	323,688	—
Financials	4,390,954	2,523,175	1,867,779	—
Health Care	4,992,147	3,492,704	1,499,443	—
Industrials	3,230,811	2,587,246	643,565	—
Information Technology	5,829,694	4,599,850	1,201,260	28,584
Materials	603,791	603,791	—	—
Telecommunication Services	1,197,760	998,360	199,400	—
Utilities	1,480,544	1,012,268	468,276	—
TOTAL COMMON STOCKS	$30,987,614	$21,641,212	$9,316,991	$29,411
MASTER LIMITED PARTNERSHIP
Financials	123,975	123,975	—	—
PREFERRED STOCKS
Consumer Discretionary	22,511	—	—	22,511
Health Care	217,472	—	—	217,472
Information Technology	131,742	—	—	131,742
TOTAL PREFERRED STOCKS	$371,725	—	—	$371,725
REAL ESTATE INVESTMENT TRUST
Financials	823,814	823,814	—	—
SPECIAL PURPOSE VEHICLE
Financials	55,986	—	—	55,986
TOTAL INVESTMENTS IN
SECURITIES	$32,363,114	$22,589,001	$9,316,991	$457,122

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2014	$20,337
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	9,074
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	29,411
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$9,074

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2014	$194,620
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	24,744
Purchases and sales	–
Purchases	152,361
Sales	–
Closing balance at October 31, 2015	371,725
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$24,744

Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	55,986
Sales	–
Closing balance at October 31, 2015	55,986
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable
	October 31, 2015	Methodology	Input	Range/Input
Alger Global Growth Fund
Common Stock	$29,411	Income	Discount Rate	22.5-40%
		Approach
Preferred Stocks	371,725	Income	Discount Rate	10-40%
		Approach
Special Purpose Vehicle	55,986	Cost Approach	Purchase Price	Cost

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2015, Alger Global Growth Fund transferred $4,213,970 from Level 1 to
Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2015, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$ 1,094,850	$493	$1,094,357	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no open derivative instruments as of October 31, 2015.

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability;
and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTE 11 — Affiliated Securities:
The securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the company’s voting securities during all or part of the year

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

ended October 31, 2015. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	October	Dividend	Gain	October
Security	2014	Conversion	Conversion	31, 2015	Income	(Loss)	31, 2015

Alger Global Growth Fund
Common Stock
Choicestream, Inc.*	1,969	–	–	1,969	–	–	827
Preferred Stocks
Choicestream, Inc.*	53,598	–	–	53,598	–	–	22,511
Prosetta Biosciences,
Inc.*	–	33,858	–	33,858	–	–	152,361
* Non-incomeproducingsecurity.

NOTE 12 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to October
31, 2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Alger Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger Global
Growth Fund (the “Fund”), including the schedule of investments as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alger Global Growth Fund as of
October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America

Deloitte & Touche LLP
New York, New York
January 8, 2016

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2015 and ending October 31, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015	(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$947.25	$7.36		1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63		1.50
Class C	Actual	1,000.00	943.91	11.02		2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42		2.25
Class I	Actual	1,000.00	948.43	6.14		1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36		1.25
Class Z	Actual	1,000.00	950.05	4.87		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2015, 100% of the Fund’s dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided by the Jobs and
Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of the Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund
Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger
Institutional Funds, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (62)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (70)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (82)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (53)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (77)	Board of the Manhattan Institute (non-profit policy
	research)since1988;FormerlyCo-Chairman,Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (51)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (50)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (50)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (60)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (54)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (45)	Senior Vice President of Alger Management since	2014	N/A
Chief Compliance Officer	2014.
Joshua M. Lindauer (28)	Employed by Alger Management since 2014.	2014	N/A
Assistant Secretary

The Statement of Additional Information contains additional information about the Fund’s
Trustees and is available without charge upon request by calling (800) 992-3863.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 29, 2015, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”),
from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals responsible for the investment operations of the Fund.
They also considered the resources and practices of Alger Management in managing the
Fund's portfolio, as well as Alger Management's overall investment management business.
They noted especially Alger Management's established expertise in managing portfolios of
"growth" stocks. The Board noted that the Fund was being managed consistent with its growth mandate. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the Fund is active. The Trustees concluded that Alger
Management's experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger
Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Administration Agreement and a Shareholder Administrative Services Agreement with
Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 6/30/15), second-quarter of 2015, and 1-year periods, and compared them with benchmark and peer-group data for the same periods. Because the
Fund had adopted a significantly different investment strategy on May 31, 2013, so that performance data from periods prior to that date would not be reliably informative, the
Trustees considered only the short-term investment performance of the Fund. They noted
that the Fund’s performance since its May 31, 2013 inception through 6/30/15 had surpassed or matched the median of its peers’ performance and generally exceeded its benchmark.
Representatives of Alger Management discussed with the Trustees the performance of the
Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Fund was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Fund's management fee and expense ratios at June 30, 2015 and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fee for the Fund was well below the median for the fees in the FUSE reference group. Of the expense ratios for the Fund’s four classes of shares, two were well below the medians for the FUSE reference group. Another was in the quartile just above the median. The fourth was well up in the quartile just below the highest quartile, but the asset level of the relevant share class was so low that the class suffered thereby in comparison with its peers. The Trustees noted that Alger Management had contractually committed to expense-reimbursement provisions that capped Fund expense ratios at specified levels.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with that of the Fund because of the differences in services provided by Alger
Management to those types of clients as opposed to the Fund, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment
Advisory Agreement to Alger Management and its affiliates, and the methodology used by
Alger Management in determining such profitability. The Trustees reviewed previously-
provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2015. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’
relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedule in the Agreement includes a fee reduction at a specified asset level (a “breakpoint”); this has the effect of lowering the
Fund’s overall management fee as the Fund grows past the breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Fund. They noted
that Alger Management maintains soft-dollar arrangements in connection with the
Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2015, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the
Fund under the Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund's
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be de-
rived by Alger Management and its affiliates from the relationship with the Fund.
The Trustees noted that Alger Management had contractually undertaken to cap
Fund expenses through expense reimbursements, thus in effect lowering the fees

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoint in the Agreement provided a means by which Alger Man-
agement would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015		3/30/15
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service
youhavewithus.Thisinformationcaninclude:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	Allfinancialcompaniesneedtosharepersonalinformationtoruntheireverydaybusiness.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’everyday business	No	We don’t share
purposes — information about your
creditworthiness
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguardsandsecuredfilesandbuildings.
How does Alger	We collect your personal information, for example,
Collect my personal	whenyou:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing foraffiliates’everydaybusinesspurposes
information about your credit worthiness
• affiliates fromusingyourinformationtomarkettoyou
• sharing fornonaffiliatestomarkettoyou
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
Theycanbefinancialandnonfinancialcompanies.
• Our affiliatesincludeFredAlgerManagement,Inc.
and Fred Alger & Company, Incorporated as well as the
followingfunds: TheAlgerFunds, TheAlgerFundsII,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control.Theycanbefinancialandnonfinancial
companies
Joint marketing	Aformalagreementbetweennonaffiliatedfinancial
companiesthattogethermarketfinancialproductsor
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

ALGER

Inspired by Change, Driven by Growth.

AGAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2015	$35,500
October 31, 2014	$34,100

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2015	$4,700
October 31, 2014	$4,550

d) All Other Fees:
October 31, 2015	$10,100
October 31, 2014	$9,760

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2015	$191,042	€69,347
October 31, 2014	$201,965	€67,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2015